Exhibit 99.1

WKHS Debt to Equity Exchange Release

Workhorse Group Strengthens Financial Position Through Deleveraging Transaction

Agreement Allows Company to Remove Remaining Debt from its Balance Sheet

CINCINNATI, April 6, 2022 -- Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on providing sustainable and cost-effective drone-integrated electric vehicles to the last-mile delivery sector, today announced that it has taken further action to strengthen its financial position.

The Company entered into an agreement with High Trail Capital to exchange their outstanding 4.00% senior secured convertible notes for approximately $29.7 million of the Company’s common stock. This transaction will eliminate the remaining debt from Workhorse’s balance sheet.

“Over the past year, we’ve taken significant steps to stabilize and strengthen our financial position in order to transition Workhorse from an advanced technology start-up to an efficient manufacturing company,” said Workhorse CFO Bob Ginnan. “With this transaction we are moving forward with a debt-free balance sheet, increased financial flexibility and a stronger financial foundation to continue executing on our manufacturing and product roadmaps.”

For additional details regarding the agreement, please reference the Form 8-K filed with the U.S. Securities and Exchange Commission on April 6, 2022.

About Workhorse Group Inc.

Workhorse is a technology company focused on providing drone-integrated electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric vehicles including trucks and aircraft. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

Forward-Looking Statements

This press release includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our ability to successfully develop and manufacture our new product portfolio, including the recently announced W750, W56 and W34 platforms; our ability to attract and retain customers for our existing and new products; risks associated with obtaining orders and executing upon such orders; supply chain disruptions, including constraints on steel and semiconductors and resulting increases in costs impacting our company, our customers, our suppliers or the industry; our ability to implement modifications to vehicles to achieve compliance with FMVSS and to meet customer demands with respect to the C-1000s; the results of our ongoing review of the Company’s business and go-forward operating and commercial plans; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand to fulfill product orders; the ability to protect our intellectual property; negative impacts stemming from the continuing COVID-19 pandemic; market acceptance of our products; our ability to control our expenses; potential competition, including shifts in technology; global and local business conditions; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to satisfy covenants in our financing agreements; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our inability to satisfy our customer warranty claims; the outcome of any regulatory proceedings; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on Form 10-K filed with the SEC. Workhorse expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:

Aaron Palash / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Investor Relations Contact:

Matt Glover and Tom Colton

Gateway Investor Relations

949-574-3860

WKHS@gatewayir.com